SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [_]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[X]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                           ICN PHARMACEUTICALS, INC.
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                (Name of Registrant as Specified In Its Charter)


                    SSP - Special Situations Partners, Inc.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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1)   Title of each class of securities to which transaction applies:



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2)   Aggregate number of securities to which transaction applies:



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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



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4)   Proposed maximum aggregate value of transaction:



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5)   Total fee paid:


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     [_]  Fee paid previously with preliminary materials:


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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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SSP Special Situations Partners, Inc. ("SSP") has established a website in order to permit stockholders of ICN Pharmaceuticals, Inc. ("ICN") and other interested parties to obtain access to materials filed by SSP with the United States Securities and Exchange Commission (the "SEC") and other relevant material, and to facilitate stockholder communication with SSP.

The SSP website address is:  www.SSP-specialsituationspartners.com

The contents of the SSP website have previously been filed with the SEC, including pursuant to a separate Schedule 14A filed on September 18, 2000.


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Prior to soliciting proxies with respect to ICN, SSP will file with the SEC, and will furnish to security holders of ICN a proxy statement, which security holders are advised to read as it will contain important information. Security holders may obtain a free copy of such proxy statement (when available) and other related documents filed by SSP and ICN on the SSP website, as well as from the SEC website at www.sec.gov. When available, the proxy statement may also be obtained from SSP, at c/o Fidinam (Monte Carlo) SAM - Monte Carlo Palace, 7 boulevard des Moulins, MC 98000 Monaco.

Information concerning the identity of SSP and of each of the executive officers and directors of SSP who may be deemed to be participants in any solicitation by SSP of proxies with respect to ICN, including a description of their direct and indirect interests in ICN, may be obtained from the Schedule 13D, dated November 15, 1999, as amended with respect to ICN filed by SSP with the SEC, and available on the SSP website.